Template Solicitation Email from Marc Brookman

Dear Colleagues,

As a part of our continuing relationship with Hartford Funds, in July 2021, we announced the proposed reorganization of the Schroder Core Bond Fund into the Hartford Schroders Sustainable Core Bond Fund. While the Board of Trustees of the Schroder Core Bond Fund unanimously recommends that shareholders vote for the reorganization, the proposal cannot go forward without shareholder approval. As of now, the Schroder Core Bond Fund does not have a quorum for shareholders to take action at the meeting scheduled for October 28th.

If you have investments in the Schroder Core Bond Fund, either directly or through the retirement plan, please take the time to vote your shares as soon as possible. You can vote your proxy online at http://vote.proxyonline.com, by calling (888) 227-9349 (toll-free automated touchtone voting) or by calling (800) 714-3312 (toll-free live operator). The proxy card you received contains a control number you will need to use to vote by telephone or online. If you need another proxy card, please call the proxy solicitor at the below phone number. Additional voting options, as well as the full Combined Proxy Statement/Prospectus, can be accessed through the following link:

https://www.schroders.com/en/sysglobalassets/digital/us/funds/combined-proxy-statement.prospectus-core-bond.pdf

If you have any questions about the proposal, or voting procedures, please contact the proxy solicitor toll free at (800) 714-3312.

Thanks,

Marc Brookman